Exhibit 99.2

Williston Basin Acquisitions - Discussion Materials - May 14th, 2014

FORWARD LOOKING STATEMENTS The information presented in this presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the risks discussed in the Company's annual report on Form 10-K for the fiscal year ended January 31, 2014 and its other filings with the Securities and Exchange Commission. The forward-looking statements in this presentation are made as of the date of this presentation, and the Company undertakes no obligation to update any forward- looking statement as a result of new information, future developments, or otherwise.

TRANSACTION HIGHLIGHTS

ACQUISITIONS OVERVIEW

KEY ACQUISITION HIGHLIGHTS

- Signed two separate definitive agreements ("Acquisitions") for total consideration of ~$120mm in cash, net of estimated purchase price adjustments and sale of acquired salt water disposal well to Caliber Midstream Partners, L.P.
  - ~46,100 net acres in a contiguous area of Williams County, North Dakota and Sheridan County, Montana
  - ~1,175 Boepd of current production
  - ~4,450 MBoe of net proved reserves(1)
  - 252 gross operated locations remaining(2)
- Triangle, pro forma for the Acquisitions:
  - ~91,767 net acres in the core Williston Basin
  - ~9,575 Boepd of net production
  - ~46,500 MBoe of net proved reserves(1)
  - 611 gross operated locations remaining(2)
- Acquisitions incrementally increase current drilling inventory by an estimated 5 to 8 years

Detail	Net Acreage	Percent Operated	Operated DSUs	Gross Operated Locations Remaining(2)	Est. Current Production (Boepd)	Net Proved Reserves (MBoe)(1)
Triangle Core	45,667	69%	42	359	8,400	42,050
Acquisitions	46,100	46%	27	252	1,175	4,450
Pro Forma	**91,767**	**57%**	**69**	**611**	**9,575**	**46,500**
Increase over Standalone	*101%*			*70%*	*14%*	*11%*

(1) Net Proved Reserves are based on internal estimates as of April 30, 2014.
(2) Gross Operated Locations Remaining assumes six Bakken and four Three Forks wells per DSU. Supported by recent density tests near Triangle's core acreage. Figures exclude currently producing operated wells.

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TRIANGLE PETROLEUM CORPORATION

TPLM Acreage TRANSACTION HIGHLIGHTS TRIANGLE PRO FORMA ASSET MAP TPLM Operated DSUs 5

USE OF SEGMENT INFORMATION The Company often provides financial metrics for Triangle’s segments of operation. However, the sum of the stand-alone revenues for each of Triangle’s segments of operations differs from Triangle’s consolidated revenues for the corresponding reporting period. Triangle’s consolidated revenue will reflect segment revenues reduced for intracompany sales (i.e. for RockPile services to Triangle’s TUSA segment). See Note 4 - Segment Reporting in Triangle’s consolidated financial statements in its Form 10-K for the fiscal year ended January 31, 2014. Triangle also believes that stand-alone segment revenue assists investors in measuring RockPile’s performance as a stand-alone company without eliminating, on a consolidated basis, certain revenues attributable to completion services for Triangle’s economic interests in new wells operated by Triangle.

USE OF SEGMENT INFORMATION The Company often provides financial metrics for Triangle’s segments of operation. However, the sum of the stand-alone revenues for each of Triangle’s segments of operations differs from Triangle’s consolidated revenues for the corresponding reporting period. Triangle’s consolidated revenue will reflect segment revenues reduced for intracompany sales (i.e. for RockPile services to Triangle’s TUSA segment). See Note 4 - Segment Reporting in Triangle’s consolidated financial statements in its Form 10-K for the fiscal year ended January 31, 2014. Triangle also believes that stand-alone segment revenue assists investors in measuring RockPile’s performance as a stand-alone company without eliminating, on a consolidated basis, certain revenues attributable to completion services for Triangle’s economic interests in new wells operated by Triangle.